February 4, 2020 Fourth Quarter 2019 Earnings 4Q CONFERENCE CALL Louis Pinkham Rob Rehard Rob Cherry Chief Executive Officer Vice President Vice President Chief Financial Officer Investor Relations

4Q 2019 CAUTIONARY STATEMENT The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: and other external factors that we cannot control; product liability and other litigation, or claims by end With the exception of historical facts, the statements contained in this presentation may be forward-looking users, government agencies or others that our products or our customers’ applications failed to perform as statements. Forward-looking statements represent our management’s judgment regarding future events. In anticipated, particularly in high volume applications or where such failures are alleged to be the cause of many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of liabilities from business exits or divestitures; unanticipated costs or expenses we may incur related to these terms or other similar words. These forward-looking statements are not guarantees of future product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; performance and are subject to risks, uncertainties, assumptions and other factors, some of which are infringement of our intellectual property by third parties, challenges to our intellectual property, and claims beyond our control, which could cause actual results to differ materially from those expressed or implied by of infringement by us of third party technologies; effects on earnings of any significant impairment of such forward-looking statements, including but not limited to: uncertainties regarding our ability to execute goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and effectively compete in the increasingly competitive global electric motor, drives and controls, power other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the generation and power transmission industries; our ability to develop new products based on technological Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, 26, 2019 and from time to time in other filed reports. All subsequent written and oral forward-looking including products related to technology not yet adopted or utilized in certain geographic locations in which statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by we do business; fluctuations in commodity prices and raw material costs; our dependence on significant the applicable cautionary statements. The forward-looking statements included in this presentation are customers; risks associated with global manufacturing, including risks associated with public health crises; made only as of their respective dates, and we undertake no obligation to update these statements to issues and costs arising from the integration of acquired companies and businesses and the timing and reflect subsequent events or circumstances. impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, ©2020 Regal Beloit Corporation 2

4Q 2019 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income in the United States (“GAAP”). We also periodically disclose certain financial measures in our before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from quarterly earnings releases, on investor conference calls, and in investor presentations and ongoing business, adjusted income from operations of ongoing business, ongoing business similar events that may be considered “non-GAAP” financial measures. This additional adjusted operating margin and adjusted diluted earnings per share for ongoing business are information is not meant to be considered in isolation or as a substitute for our results of primarily used to help us evaluate our business and forecast our future results. Accordingly, we operations prepared and presented in accordance with GAAP. believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP adjusted diluted earnings per share (both historical and projected), adjusted income from sales from existing operations excluding any sales from acquired businesses recorded prior to operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted the first anniversary of the acquisition (“net sales from business acquired") and excluding any operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash sales from business divested/to be exited (“net sales from business divested/to be exited“) flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit recorded prior to the first anniversary of the exit and excluding the impact of foreign currency Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted translation. The impact of foreign currency translation is determined by translating the effective tax rate, net sales from ongoing business, adjusted income from operations of respective period’s organic sales using the currency exchange rates that were in effect during ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings the prior year periods. We use the term “organic sales growth” to refer to the increase in our per share for ongoing business. We believe that these non-GAAP financial measures are useful sales between periods that is attributable to organic sales. For further clarification, we may use measures for providing investors with additional information regarding our results of the term “acquisition growth” to refer to the increase in our sales between periods that is operations and for helping investors understand and compare our operating results across attributable to acquisition sales. accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a ©2020 Regal Beloit Corporation 3

4Q 2019 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2019 Results & 2020 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 4

4Q 2019

OVERVIEW

- U.S. & China Industrial Slowdown, Distribution, OEM De-Stocking
- Reorganization and Cost-Out Initiatives Driving Performance
  - Adj. Operating Margin Delevered* at 12.2%, 15.5% YoY
  - Sales per Employee up ~7% YoY
- Financial Reporting Re-segmentation
  - Climate and PTS Unchanged, Commercial and Industrial Split
  - All Four Segment Presidents Report to CEO
  - Improves Transparency, Focus and Accountability
- Commercial Systems and Industrial Systems
  - Pool Pump Overstocking, Industrial Slowdown, China
  - Reducing SG&A Costs and Executing 80/20
  - Both Segments Delevered at Lower than Historical Rates

($ in millions, except per share data)	4Q 2019	4Q 2018
Adjusted Net Sales*	**$738.0**	**$817.8**
Adjusted Income from Operations*	**$77.5**	**$87.2**
Adjusted Operating Margin*	**10.5%**	**10.7%**
Adjusted Diluted EPS*	**$1.25**	**$1.31**
Net Cash Provided by Operating Activities	**$137.3**	**$112.4**

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

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4Q 2019 INDUSTRIAL SYSTEMS TerraMAX® Industrial Motor Platform New Generator Platform ©2020 Regal Beloit Corporation 6

4Q 2019 OVERVIEW – COMMERCIAL SYSTEMS Energy Efficient Direct Drive Integrated Motorized Pool Pump Motor Fans & Blowers ©2020 Regal Beloit Corporation 7

4Q 2019 OVERVIEW • Climate Solutions and PTS Operating Solidly • Climate Adj. OP Margin* Up 240 bps, PTS Up 120 bps • Overcame Weather and Inventory De-Stocking Headwinds • Operating Profit Up YoY Despite Down Sales * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 8

4Q 2019 CLIMATE SOLUTIONS FER Compliant Furnace Products Global Boiler Gas Pre-Mix Efficiency and Features ©2020 Regal Beloit Corporation 9

4Q 2019 POWER TRANSMISSION SOLUTIONS Modsort™ Material Handling Solutions Renewable Energy ©2020 Regal Beloit Corporation 10

4Q 2019 OVERVIEW • New Leadership in 12 of 25 Business Unit Management Roles ($ in millions, except per share data) 4Q 2019 4Q 2018 • Systematically Executing on 80/20 • ~$14M in Low Margin Sales Pruned in 4Q, ~1.7% of Sales Decline Adjusted Net Sales* $738.0 $817.8 • 900+ Associates Trained or 22% of Salaried Workforce • Excellent Cash Management Adjusted Income from $77.5 $87.2 • Free Cash Flow* Up $28.2 Million Operations* • Inventories Reduced $47 Million from End of 3Q 2019 Adjusted Operating Margin* 10.5% 10.7% • Evaluating Portfolio • Focus on Improving Earnings and ROIC • Opportunities to Leverage Climate and PTS Strengths Adjusted Diluted EPS* $1.25 $1.31 • More to Share at Investor Day on March 3, 2020 in New York City Net Cash Provided by $137.3 $112.4 Operating Activities * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 11

4Q 2019 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2019 Results & 2020 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 12

4Q 2019 COMMERCIAL SYSTEMS

Sales

- **Organic Sales* Down 10.4%**
- **Market Performance**
  - – NA Pool Pump – OEM & Distribution
  - – NA General Industry
  - – China
  - – 80/20 Account Pruning (~2%)

Adjusted Operating Margin*

- **7.5% of Adj. Net Sales**
- **Down 290 bps from Prior Year**
  - – Volume
  - – Mix – Primarily Pool Pump Distribution
  - – Corporate Allocation to New Acquisition
  - + Price/Cost
  - + 80/20

Adjusted Net Sales*
($ Millions)

Adjusted Income from Operations*
($ Millions)



$227.1
$202.0
4Q18
4Q19
$23.6
$15.1
4Q18
4Q19

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Full Year Deleverage* of 14.3% Driven by 80/20, Productivity & Price/Cost

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4Q 2019 INDUSTRIAL SYSTEMS Sales Adjusted Net Sales* Adjusted Income • Organic Sales* Down 14.2% ($ Millions) from Operations* • Market Performance ($ Millions) – Power Generation – NA Industrial – China Industrial – 80/20 Account Pruning (~1.5%) $162.1 $138.0 Adjusted Operating Margin* • 1.2% of Adj. Net Sales • Down 250 bps from Prior Year – Volume – Mix $6.0 – Tariff + SG&A Reductions $1.6 + 80/20 4Q18 4Q19 4Q18 4Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Cost-Out Actions & 80/20 Starting to Gain Traction, Deleverage of 18.3% ©2020 Regal Beloit Corporation 14

4Q 2019 CLIMATE SOLUTIONS Sales Adjusted Net Sales* Adjusted Income • Organic Sales* Down 6.5% ($ Millions) from Operations* • Market Performance ($ Millions) – NA HVAC Mild Winter Start – FER Pre-buy Inventory – 80/20 Account Pruning (~2%) $221.0 $206.2 + Asia Pacific $35.3 Adjusted Operating Margin* $32.5 • 17.1% of Adj. Net Sales • Up 240 bps from Prior Year + Productivity + SG&A Reductions + 80/20 – Volume 4Q18 4Q19 4Q18 4Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 8.6% Positive Operating Profit Growth on 6.5% Reduction in Organic Sales ©2020 Regal Beloit Corporation 15

4Q 2019 POWER TRANSMISSION SOLUTIONS

Sales

- **Organic Sales* Down 7.2%**
- **Market Performance**
  - – Upstream & Midstream Oil & Gas
  - – Industrial Distribution
  - – Beverage Conveying
  - – 80/20 Account Pruning (~1%)
  - + Renewable Energy

Adjusted Operating Margin*

- **13.3% of Adj. Net Sales**
- **Up 120 bps from Prior Year**
  - + Price/Cost
  - + Productivity
  - + SG&A Reductions
  - + 80/20
  - – Volume



Adjusted Net Sales*
($ Millions)
$207.6
$191.8
4Q18
4Q19
Adjusted Income from Operations*
($ Millions)
$25.1
$25.5
4Q18
4Q19

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

1.6% Positive Operating Profit Growth on 7.2% Reduction in Organic Sales

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4Q 2019 KEY FINANCIAL METRICS Capital Expenditures Balance Sheet as December 28, 2019 • $15.1 Million in 4Q 2019 • Total Debt of $1,137.5 Million • $92.4 Million in FY 2019 • Net Debt of $806.1 Million • Down $101.8 Million from 3Q 2019 Restructuring & Related Costs • Down $252.4 Million from FY2018 • $18.1 Million in 4Q 2019 • Net Debt/Adj. EBITDA* of 1.7 • $31.3 Million in FY 2019 • 2019 Actions Expected to Drive $38 Million in Annual Savings Free Cash Flow* • $122.2 Million in 4Q 2019, Up $28.2 Million from 2018 Effective Tax Rate (ETR) • $316.1 Million in FY 2019, Up $31.0 Million from 2018 • 22.2% Adj. ETR* in 4Q 2019 • Purchased 180,763 Shares for a Total of • 19.9% Adj. ETR* in FY 2019 $15.0 Million in 4Q 2019 • Purchased 2,194,545 Shares for a Total of $165.0 Million in FY 2019 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Executing on Free Cash Flow Generation and Balanced Capital Allocation Strategy ©2020 Regal Beloit Corporation 17

4Q 2019 FULL YEAR 2020 GUIDANCE

FY 2020 Organic Growth Flat to Slightly Down with Recovery in Second Half

FY 2020 Macroeconomic Considerations

- Global Trade Uncertainties
- Coronavirus Uncertainties
- U.S. Industrial Slowdown

FY 2020 GAAP Diluted EPS Guidance of $5.35 to $5.75

FY 2020 Adjusted Diluted EPS* Guidance of $5.65 to $6.05

- Adjusted EPS Growth of ~7% at Mid-point

Other FY 2020 Guidance

- Net Interest Expense of ~$43 Million
- Capital Expenditures of ~$75 Million
- Depreciation & Amortization Expense of ~$132 Million
- Effective Tax Rate of ~21%
- Restructuring Expense of ~$15 Million
- Excludes Impact of Any Potential Share Purchases

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Expecting Adjusted EPS Growth of ~7%

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4Q 2019 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2019 Results & 2020 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 19

4Q Appendix

4Q 2019 APPENDIX ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Twelve Months Ended Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 2019 2018 GAAP Diluted Earnings Per Share $ 0.89 $ 1.28 $ 5.66 $ 5.26 Restructuring and Related Costs 0.33 0.04 0.57 0.13 Purchase Accounting and Transaction Costs — — — 0.09 (Gain) Loss on Businesses Divested and Assets to be Exited 0.01 — (0.69) 0.61 Net (Income) Loss from Businesses Divested/to be Exited 0.01 (0.11) (0.07) (0.40) Executive Transition Costs 0.07 0.07 0.08 0.07 Gain on Sale of Assets (0.06) (0.04) (0.06) (0.04) Impact of the New US Tax Legislation — 0.07 — (0.08) Adjusted Diluted Earnings Per Share $ 1.25 $ 1.31 $ 5.49 $ 5.64 2020 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2020 Diluted EPS Annual Guidance $ 5.35 $ 5.75 Restructuring and Related Costs 0.28 0.28 Gain on Businesses Divested and Assets to be Exited (0.01) (0.01) Executive Transition Costs 0.03 0.03 2020 Adjusted Diluted EPS Annual Guidance $ 5.65 $ 6.05 ©2020 Regal Beloit Corporation 21

4Q 2019

APPENDIX

Three Months Ended

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
GAAP Income (Loss) from Operations	$ 7.9	$ 27.7	$ (1.4)	$ 4.4	$ 35.7	$ 33.3	$ 19.5	$ 24.4	$ 61.7	$ 89.8
Restructuring and Related Costs	7.0	1.1	2.9	0.6	2.7	0.4	5.5	0.1	18.1	2.2
Purchase Accounting and Transaction Costs	-	0.1	-	-	-	-	-	-	-	0.1
Loss on Businesses Divested and Assets to be Exited	0.1	-	-	-	-	-	0.4	-	0.5	-
Gain on Sale of Assets	-	(1.5)	-	-	(3.8)	(0.7)	-	-	(3.8)	(2.2)
Operating (Income) Loss from Businesses Divested/to be Exited	-	(4.9)	-	0.3	0.6	(1.6)	-	(0.3)	0.6	(6.5)
Executive Transition Costs	0.1	1.1	0.1	0.7	0.1	1.1	0.1	0.9	0.4	3.8
Adjusted Income from Operations	$ 15.1	$ 23.6	$ 1.6	$ 6.0	$ 35.3	$ 32.5	$ 25.5	$ 25.1	$ 77.5	$ 87.2
GAAP Operating Margin %	3.9 %	10.1 %	(1.0)%	2.7 %	17.3 %	14.3 %	10.2 %	11.5 %	8.4 %	10.2 %
Adjusted Operating Margin %	7.5 %	10.4 %	1.2 %	3.7 %	17.1 %	14.7 %	13.3 %	12.1 %	10.5 %	10.7 %

Twelve Months Ended

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
GAAP Income (Loss) from Operations	$ 103.1	$ 102.2	$ (9.3)	$ 24.8	$ 163.9	$ 115.6	$ 93.4	$ 104.4	$ 351.1	$ 347.0
Restructuring and Related Costs	11.8	2.9	8.4	2.7	4.2	1.8	6.9	0.3	31.3	7.7
Purchase Accounting and Transaction Costs	0.1	5.4	-	-	-	-	-	-	0.1	5.4
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	-	1.0	-	(4.7)	34.9	1.6	-	(34.7)	34.9
Gain on Sale of Assets	-	(1.5)	-	-	(3.8)	(0.7)	-	-	(3.8)	(2.2)
Operating (Income) Loss from Businesses Divested/to be Exited	(3.3)	(17.1)	-	0.5	(0.5)	(6.8)	(0.3)	(0.5)	(4.1)	(23.9)
Executive Transition Costs	0.6	1.1	0.5	0.7	0.6	1.1	0.5	0.9	2.2	3.8
Adjusted Income from Operations	$ 79.7	$ 93.0	$ 0.6	$ 28.7	$ 159.7	$ 145.9	$ 102.1	$ 105.1	$ 342.1	$ 372.7
GAAP Operating Margin %	11.4 %	9.2 %	(1.6)%	3.7 %	16.9 %	11.3 %	11.8 %	12.4 %	10.8 %	9.5 %
Adjusted Operating Margin %	9.1 %	9.9 %	0.1 %	4.3 %	16.9 %	15.1 %	13.0 %	12.8 %	10.7 %	11.0 %

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4Q 2019 APPENDIX Three Months Ended Commercial Power Transmission ADJUSTED NET SALES Syste ms Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 202.0 $ 273.2 $ 138.0 $ 163.5 $ 206.4 $ 232.2 $ 191.8 $ 212.8 $ 738.2 $ 881.7 Nets Sales from Businesses Divested/to be Exited - (46.1) - (1.4) (0.2) (11.2) - (5.2) (0.2) (63.9) Adjusted Net Sales $ 202.0 $ 227.1 $ 138.0 $ 162.1 $ 206.2 $ 221.0 $ 191.8 $ 207.6 $ 738.0 $ 817.8 Twelve Months Ended Commercial Power Transmission ADJUSTED NET SALES Syste ms Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 905.3 $ 1,110.9 $ 575.4 $ 671.1 $ 968.5 $ 1,024.8 $ 788.8 $ 838.8 $ 3,238.0 $ 3,645.6 Nets Sales from Businesses Divested/to be Exited (25.0) (175.5) - (6.3) (22.2) (61.7) (5.6) (19.9) (52.8) (263.4) Adjusted Net Sales $ 880.3 $ 935.4 $ 575.4 $ 664.8 $ 946.3 $ 963.1 $ 783.2 $ 818.9 $ 3,185.2 $ 3,382.2 ©2020 Regal Beloit Corporation 23

4Q 2019 APPENDIX ADJUSTED EFFECTIVE TAX RATE Three Months Ended Twelve Months Ended (Dollars in Millions) Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 2019 2018 Income before Taxes $ 51.3 $ 75.3 $ 303.8 $ 292.2 Provision for Income Taxes 13.7 18.8 61.2 56.4 Effective Tax Rate 26.7% 25.0% 20.1% 19.3% Income before Taxes $ 51.3 $ 75.3 $ 303.8 $ 292.2 (Gain) Loss on Businesses Divested and Assets to be Exited 0.5 - (34.7) 34.9 Adjusted Income before Taxes $ 51.8 $ 75.3 $ 269.1 $ 327.1 Provision for Income Taxes $ 13.7 $ 18.8 $ 61.2 $ 56.4 Tax Effect from (Gain) Loss on Businesses Divested and Assets to be Exited 0.1 - (5.4) 8.2 Impact of the New US Tax Legislation - (3.0) - 3.6 Non-deductible Portion of Executive Transition Costs (2.3) - (2.3) - Adjusted Provision for Income Taxes $ 11.5 $ 15.8 $ 53.5 $ 68.2 Adjusted Effective Tax Rate 22.2% 21.0% 19.9% 20.8% ©2020 Regal Beloit Corporation 24

4Q 2019 APPENDIX Three Months Twelve Months FREE CASH FLOW Ended Ended (Dollars in Millions) Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 2019 2018 Net Cash Provided by Operating Activities $ 137.3 $ 112.4 $ 408.5 $ 362.7 Additions to Property Plant and Equipment (15.1) (18.4) (92.4) (77.6) Free Cash Flow $ 122.2 $ 94.0 $ 316.1 $ 285.1 GAAP Net Income Attributable to Regal Beloit Corporation $ 36.7 $ 55.6 $ 238.9 $ 231.2 (Gain) Loss on Businesses Divested and Impairments 0.5 - (34.7) 18.2 Tax Effect from (Gain) Loss on Businesses Divested and Impairments (0.1) - 5.4 (4.0) Adjusted Net Income Attributable to Regal Beloit Corporation $ 37.1 $ 55.6 $ 209.6 $ 245.4 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 329.4% 169.1% 150.8% 116.2% ©2020 Regal Beloit Corporation 25

4Q 2019

APPENDIX

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Dec 28, 2019	$ 202.0	$ 138.0	$ 206.4	$ 191.8	$ 738.2
Net Sales from Business Divested/to be Exited	-	-	(0.2)	-	(0.2)
Impact from Foreign Currency Exchange Rates	1.4	1.1	0.4	0.9	3.8
Organic Sales Three Months Ended Dec 28, 2019	$ 203.4	$ 139.1	$ 206.6	$ 192.7	$ 741.8
Net Sales Three Months Ended Dec 29, 2018	$ 273.2	$ 163.5	$ 232.2	$ 212.8	$ 881.7
Net Sales from Business Divested/to be Exited	(46.1)	(1.4)	(11.2)	(5.2)	(63.9)
Adjusted Net Sales Three Months Ended Dec 29, 2018	$ 227.1	$ 162.1	$ 221.0	$ 207.6	$ 817.8
Organic Sales Growth %	(10.4)%	(14.2)%	(6.5)%	(7.2)%	(9.3)%
Net Sales Growth %	(26.1)%	(15.6)%	(11.1)%	(9.9)%	(16.3)%

ORGANIC SALES GROWTH (Dollars in Millions)	Twelve Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Twelve Months Ended Dec 28, 2019	$ 905.3	$ 575.4	$ 968.5	$ 788.8	$ 3,238.0
Net Sales from Business Acquired	(31.7)	-	-	-	(31.7)
Net Sales from Business Divested/to be Exited	(25.0)	-	(22.2)	(5.6)	(52.8)
Impact from Foreign Currency Exchange Rates	10.8	13.7	5.7	7.1	37.3
Organic Sales Twelve Months Ended Dec 28, 2019	$ 859.4	$ 589.1	$ 952.0	$ 790.3	$ 3,190.8
Net Sales Twelve Months Ended Dec 29, 2018	$ 1,110.9	$ 671.1	$ 1,024.8	$ 838.8	$ 3,645.6
Net Sales from Business Divested/to be Exited	(175.5)	(6.3)	(61.7)	(19.9)	(263.4)
Adjusted Net Sales Twelve Months Ended Dec 29, 2018	$ 935.4	$ 664.8	$ 963.1	$ 818.9	$ 3,382.2
Organic Sales Growth %	(8.1)%	(11.4)%	(1.2)%	(3.5)%	(5.7)%
Net Sales Growth %	(18.5)%	(14.3)%	(5.5)%	(6.0)%	(11.2)%

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4Q 2019 APPENDIX TOTAL GROSS DEBT/EBITDA TOTAL GROSS DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Dec 28, LTM Dec 28, 2019 2019 Net Income $ 242.6 Net Income $ 242.6 Plus: Taxes 61.2 Plus: Taxes 61.2 Plus: Interest Expense Plus: Interest Expense 53.0 53.0 Less: Interest Income Less: Interest Income (5.6) (5.6) Plus: Depreciation and Amortization Plus: Depreciation and Amortization 134.5 134.5 Plus: Restructuring and Related Costs 31.3 EBITDA $ 485.7 Plus: Purchase Accounting & Transaction Costs 0.1 Plus: Impairment and Exit Related Costs 10.0 Current Maturities of Debt $ 0.6 Plus: Executive Transition Costs 2.2 Long-Term Debt 1,136.9 Less: Operating Income from Businesses Divested/to be Exited (4.1) Total Gross Debt $ 1,137.5 Less: Gain on Sale of Assets (3.8) Less: Gain on Divestiture of Business (44.7) Total Gross Debt/EBITDA 2.3 Adjusted EBITDA $ 476.7 Current Maturities of Debt $ 0.6 Long-Term Debt 1,136.9 Total Gross Debt $ 1,137.5 Total Gross Debt/Adjusted EBITDA 2.4 ©2020 Regal Beloit Corporation 27

4Q 2019 APPENDIX TOTAL NET DEBT/EBITDA TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Dec 28, LTM Dec 28, 2019 2019 Net Income $ 242.6 Net Income $ 242.6 Plus: Taxes 61.2 Plus: Taxes 61.2 Plus: Interest Expense 53.0 Plus: Interest Expense 53.0 Less: Interest Income (5.6) Less: Interest Income (5.6) Plus: Depreciation and Amortization 134.5 Plus: Depreciation and Amortization 134.5 Plus: Restructuring and Related Costs 31.3 Plus: Purchase Accounting & Transaction Costs Adjusted EBITDA $ 485.7 0.1 Plus: Impairment and Exit Related Costs 10.0 Plus: Executive Transition Costs 2.2 Current Maturities of Debt $ 0.6 Less: Operating Income from Businesses Divested/to be Exited (4.1) Long-Term Debt 1,136.9 Less: Gain on Sale of Assets (3.8) Less: Cash (331.4) Less: Gain on Divestiture of Business (44.7) Total Net Debt $ 806.1 Adjusted EBITDA $ 476.7 Total Net Debt/Adjusted EBITDA 1.7 Current Maturities of Debt $ 0.6 Long-Term Debt 1,136.9 Less: Cash (331.4) Total Net Debt $ 806.1 Total Net Debt/Adjusted EBITDA 1.7 ©2020 Regal Beloit Corporation 28

4Q 2019 APPENDIX OPERATING LEVERAGE-TOTAL REGAL Three Months Ended Twelve Months Ended (Dollars in Millions) Dec 28, Dec 29, Dec 28, Dec 29, 2019 2018 Change 2019 2018 Change GAAP Income from Operations $ 61.7 $ 89.8 $ (28.1) $ 351.1 $ 347.0 $ 4.1 Adjusted Income from Operations $ 77.5 $ 87.2 $ (9.7) $ 342.1 $ 372.7 $ (30.6) Net Sales $ 738.2 $ 881.7 $ (143.5) $ 3,238.0 $ 3,645.6 $ (407.6) Adjusted Net Sales $ 738.0 $ 817.8 $ (79.8) $ 3,185.2 $ 3,382.2 $ (197.0) GAAP Operating Leverage 19.6% (1.0)% Adjusted Operating Leverage 12.2% 15.5% ©2020 Regal Beloit Corporation 29

4Q 2019

APPENDIX

OPERATING LEVERAGE-COMMERCIAL SYSTEMS (Dollars in Millions)	Three Months Ended Dec 28, 2019	Three Months Ended Dec 29, 2018	Change	Twelve Months Ended Dec 28, 2019	Twelve Months Ended Dec 29, 2018	Change
GAAP Income from Operations	$ 7.9	$ 27.7	$ (19.8)	$ 103.1	$ 102.2	$ 0.9
Adjusted Income from Operations	$ 15.1	$ 23.6	$ (8.5)	$ 79.7	$ 93.0	$ (13.3)
2019 Corporate Allocation to 2018 Acquisition	$ 1.3	$ —		$ 5.4	$ —	
Adjusted Income from Operations Excluding Corporate Allocation to 2018 Acquisition	$ 16.4	$ 23.6	$ (7.2)	$ 85.1	$ 93.0	$ (7.9)
Net Sales	$ 202.0	$ 273.2	$ (71.2)	$ 905.3	$ 1,110.9	$ (205.6)
Adjusted Net Sales	$ 202.0	$ 227.1	$ (25.1)	$ 880.3	$ 935.4	$ (55.1)
GAAP Operating Leverage			27.8 %			(0.4)%
Adjusted Operating Leverage			33.9 %			24.1 %
Adjusted Operating Leverage Excluding Corporate Allocation to 2018 Acquisition			28.7 %			14.3 %

OPERATING LEVERAGE-INDUSTRIAL SYSTEMS (Dollars in Millions)	Three Months Ended Dec 28, 2019	Three Months Ended Dec 29, 2018	Change	Twelve Months Ended Dec 28, 2019	Twelve Months Ended Dec 29, 2018	Change
GAAP Income (Loss) from Operations	$ (1.4)	$ 4.4	$ (5.8)	$ (9.3)	$ 24.8	$ (34.1)
Adjusted Income from Operations	$ 1.6	$ 6.0	$ (4.4)	$ 0.6	$ 28.7	$ (28.1)
Net Sales	$ 138.0	$ 163.5	$ (25.5)	$ 575.4	$ 671.1	$ (95.7)
Adjusted Net Sales	$ 138.0	$ 162.1	$ (24.1)	$ 575.4	$ 664.8	$ (89.4)
GAAP Operating Leverage			22.7 %			35.6 %
Adjusted Operating Leverage			18.3 %			31.4 %

REGAL
CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
30

4Q 2019 APPENDIX

The following tables outline the first and second quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 First Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended March 31, 2018	$ 249.0	$ 165.0	$ 259.9	$ 204.9	$ 878.8
Net Sales from Businesses Divested/to be Exited	(42.3)	(1.6)	(18.0)	(4.3)	(66.2)
Adjusted Net Sales from Ongoing Business	$ 206.7	$ 163.4	$ 241.9	$ 200.6	$ 812.6
GAAP Income from Operations Three Months Ended March 31, 2018	$ 19.7	$ 9.4	$ 32.3	$ 26.8	$ 88.2
Restructuring and Related Costs	0.8	0.5	0.4	-	1.7
Income from Operations of Businesses Divested/to be Exited	(2.9)	0.1	(1.6)	0.4	(4.0)
Adjusted Income from Operations of Ongoing Business	$ 17.6	$ 10.0	$ 31.1	$ 27.2	$ 85.9
Ongoing Business Adjusted Operating Margin %	8.5 %	6.1 %	12.9 %	13.6 %	10.6 %
Fiscal 2018 Second Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended June 30, 2018	$ 292.2	$ 176.8	$ 277.3	$ 213.4	$ 959.7
Net Sales from Businesses Divested/to be Exited	(42.0)	(1.7)	(19.2)	(5.6)	(68.5)
Adjusted Net Sales from Ongoing Business	$ 250.2	$ 175.1	$ 258.1	$ 207.8	$ 891.2
GAAP Income from Operations Three Months Ended June 30, 2018	$ 23.6	$ 6.9	$ 44.0	$ 25.1	$ 99.6
Restructuring and Related Costs	0.2	0.5	0.7	0.1	1.5
Purchase Accounting and Transaction Costs	5.1	-	-	-	5.1
Income from Operations of Businesses Divested/to be Exited	(4.1)	0.1	(2.1)	(0.3)	(6.4)
Adjusted Income from Operations of Ongoing Business	$ 24.8	$ 7.5	$ 42.6	$ 24.9	$ 99.8
Ongoing Business Adjusted Operating Margin %	9.9 %	4.3 %	16.5 %	12.0 %	11.2 %

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
31

4Q 2019

APPENDIX

The following tables outline the third and fourth quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Third Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended September 29, 2018	$ 296.5	$ 165.8	$ 255.4	$ 207.7	$ 925.4
Net Sales from Businesses Divested/to be Exited	(45.1)	(1.6)	(13.3)	(4.8)	(64.8)
Adjusted Net Sales from Ongoing Business	$ 251.4	$ 164.2	$ 242.1	$ 202.9	$ 860.6
GAAP Income from Operations Three Months Ended September 29, 2018	$ 31.2	$ 4.1	$ 6.0	$ 28.1	$ 69.4
Restructuring and Related Costs	0.8	1.1	0.3	0.1	2.3
Purchase Accounting and Transaction Costs	0.2	-	-	-	0.2
Impairment and Exit Related Costs	-	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(5.2)	-	(1.5)	(0.3)	(7.0)
Adjusted Income from Operations of Ongoing Business	$ 27.0	$ 5.2	$ 39.7	$ 27.9	$ 99.8
Ongoing Business Adjusted Operating Margin %	10.7 %	3.2 %	16.4 %	13.8 %	11.6 %
Fiscal 2018 Fourth Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended December 29, 2018	$ 273.2	$ 163.5	$ 232.2	$ 212.8	$ 881.7
Net Sales from Businesses Divested/to be Exited	(46.1)	(1.4)	(11.2)	(5.2)	(63.9)
Adjusted Net Sales from Ongoing Business	$ 227.1	$ 162.1	$ 221.0	$ 207.6	$ 817.8
GAAP Income from Operations Three Months Ended December 29, 2018	$ 27.7	$ 4.4	$ 33.3	$ 24.4	$ 89.8
Restructuring and Related Costs	1.1	0.6	0.4	0.1	2.2
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
Gain on Sale of Assets	(1.5)	-	(0.7)	-	(2.2)
Executive Transition Costs	1.1	0.7	1.1	0.9	3.8
Income from Operations of Businesses Divested/to be Exited	(4.9)	0.3	(1.6)	(0.3)	(6.5)
Adjusted Income from Operations of Ongoing Business	$ 23.6	$ 6.0	$ 32.5	$ 25.1	$ 87.2
Ongoing Business Adjusted Operating Margin %	10.4 %	3.7 %	14.7 %	12.1 %	10.7 %

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
32

4Q 2019 APPENDIX

The following tables outline the full year 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Full Year Schedule for Ongoing Business					
Net Sales Twelve Months Ended December 29, 2018	$ 1,110.9	$ 671.1	$ 1,024.8	$ 838.8	$ 3,645.6
Net Sales from Businesses Divested/to be Exited	(175.5)	(6.3)	(61.7)	(19.9)	(263.4)
Adjusted Net Sales from Ongoing Business	$ 935.4	$ 664.8	$ 963.1	$ 818.9	$ 3,382.2
GAAP Income from Operations Twelve Months Ended December 29, 2018	$ 102.2	$ 24.8	$ 115.6	$ 104.4	$ 347.0
Restructuring and Related Costs	2.9	2.7	1.8	0.3	7.7
Purchase Accounting and Transaction Costs	5.4	-	-	-	5.4
Gain on Sale of Assets	(1.5)	-	(0.7)	-	(2.2)
Executive Transition Costs	1.1	0.7	1.1	0.9	3.8
Impairment and Exit Related Costs	-	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(17.1)	0.5	(6.8)	(0.5)	(23.9)
Adjusted Income from Operations of Ongoing Business	$ 93.0	$ 28.7	$ 145.9	$ 105.1	$ 372.7
Ongoing Business Adjusted Operating Margin %	9.9 %	4.3 %	15.1 %	12.8 %	11.0 %

2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 29, 2018
	Mar 31, 2018	Jun 30, 2018	Sep 29, 2018	Dec 29, 2018	
Adjusted Diluted Earnings Per Share	$ 1.33	$ 1.59	$ 1.67	$ 1.41	$ 6.00
Earnings Per Share from Businesses Divested/to be Exited	(0.06)	(0.09)	(0.11)	(0.10)	(0.36)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.27	$ 1.50	$ 1.56	$ 1.31	$ 5.64

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
33

4Q 2019 APPENDIX

The following tables outline the first and second quarter 2019 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended March 30, 2019	$ 242.2	$ 138.1	$ 263.3	$ 210.2	$ 853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	-	(15.5)	(5.6)	(33.5)
Adjusted Net Sales from Ongoing Business	$ 229.8	$ 138.1	$ 247.8	$ 204.6	$ 820.3
GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$ 57.8	$ (4.3)	$ 38.9	$ 28.2	$ 120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Operating Income from Businesses Divested/to be Exited	(1.7)	-	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$ 23.2	$ (2.1)	$ 38.9	$ 29.5	$ 89.5
Ongoing Business Adjusted Operating Margin %	10.1 %	(1.5)%	15.7 %	14.4 %	10.9 %
Fiscal 2019 Second Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended June 29, 2019	$ 246.3	$ 155.5	$ 267.9	$ 204.0	$ 873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	-	(5.6)	-	(18.2)
Adjusted Net Sales from Ongoing Business	$ 233.7	$ 155.5	$ 262.3	$ 204.0	$ 855.5
GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$ 20.8	$ (1.3)	$ 51.7	$ 24.8	$ 96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	-	(6.1)	0.1	(4.2)
Operating Income from Businesses Divested/to be Exited	(1.6)	-	(0.1)	-	(1.7)
Executive Transition Costs	0.1	-	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 22.2	$ 0.2	$ 46.1	$ 25.3	$ 93.8
Ongoing Business Adjusted Operating Margin %	9.5 %	0.1 %	17.6 %	12.4 %	11.0 %

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
34

4Q 2019 APPENDIX

The following tables outline the third and fourth quarter 2019 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Third Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended September 28, 2019	$ 214.8	$ 143.8	$ 230.9	$ 182.8	$ 772.3
Net Sales from Businesses Divested/to be Exited	-	-	(0.9)	-	(0.9)
Adjusted Net Sales from Ongoing Business	$ 214.8	$ 143.8	$ 230.0	$ 182.8	$ 771.4
GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$ 16.6	$ (2.3)	$ 37.6	$ 20.9	$ 72.8
Restructuring and Related Costs	2.5	3.1	0.8	0.9	7.3
Loss on Businesses Divested and Assets to be Exited	0.1	-	0.1	-	0.2
Operating Income from Businesses Divested/to be Exited	-	-	0.9	-	0.9
Executive Transition Costs	-	0.1	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 19.2	$ 0.9	$ 39.4	$ 21.8	$ 81.3
Ongoing Business Adjusted Operating Margin %	8.9 %	0.6 %	17.1 %	11.9 %	10.5 %
Fiscal 2019 Fourth Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended December 28, 2019	$ 202.0	$ 138.0	$ 206.4	$ 191.8	$ 738.2
Net Sales from Businesses Divested/to be Exited	-	-	(0.2)	-	(0.2)
Adjusted Net Sales from Ongoing Business	$ 202.0	$ 138.0	$ 206.2	$ 191.8	$ 738.0
GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$ 7.9	$ (1.4)	$ 35.7	$ 19.5	$ 61.7
Restructuring and Related Costs	7.0	2.9	2.7	5.5	18.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
Loss on Businesses Divested and Assets to be Exited	0.1	-	-	0.4	0.5
Operating (Income) Loss from Businesses Divested/to be Exited	-	-	0.6	-	0.6
Executive Transition Costs	0.1	0.1	0.1	0.1	0.4
Adjusted Income from Operations of Ongoing Business	$ 15.1	$ 1.6	$ 35.3	$ 25.5	$ 77.5
Ongoing Business Adjusted Operating Margin %	7.5%	1.2%	17.1%	13.3%	10.5%

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
35

4Q 2019 APPENDIX

The following tables outline the full year 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2020 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Twelve Months Ended for Ongoing Business					
Net Sales Twelve Months Ended December 28, 2019	$ 905.3	$ 575.4	$ 968.5	$ 788.8	$ 3,238.0
Net Sales from Businesses Divested/to be Exited	(25.0)	-	(22.2)	(5.6)	(52.8)
Adjusted Net Sales from Ongoing Business	$ 880.3	$ 575.4	$ 946.3	$ 783.2	$ 3,185.2
GAAP Income (Loss) from Operations Nine Months Ended December 28, 2019	$ 103.1	$ (9.3)	$ 163.9	$ 93.4	$ 351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Operating Income from Businesses Divested/to be Exited	(3.3)	-	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$ 79.7	$ 0.6	$ 159.7	$ 102.1	$ 342.1
Ongoing Business Adjusted Operating Margin %	9.1 %	0.1 %	16.9 %	13.0 %	10.7 %

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019	
Adjusted Diluted Earnings Per Share	$ 1.43	$ 1.52	$ 1.35	$ 1.25	$ 5.55
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	-	-	(0.06)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.40	$ 1.49	$ 1.35	$ 1.25	$ 5.49

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
36

4Q 2019 APPENDIX Shipping 1Q 2Q 3Q 4Q FY Days 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 and 2020 have 53 weeks ©2020 Regal Beloit Corporation 37